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                                                                EXHIBIT 10.2


                           [STATE OF FLORIDA LOGO]


                             Department of State


I certify from the records of this office that CLEMATIS BISTRO CORPORATION, A FLA. CORP., 330 CLEMATIS STREET #221, WEST PALM BEACH, FL 33401 has registered MY MARTINI GRILLE to be used as a mark under class(es) 0042. Said mark was first used anywhere February 1, 1997 and was first used in Florida February 1, 1997.

I further certify that said mark was registered in this office on August 25, 1997 and its date of expiration is August 25, 2007.

The number of this mark is T97000001029.

Disclaimer for: GRILLE




                                                 Given under my hand and the
                                             Great Seal of the State of Florida
                                          at Tallahassee, the Capital, this the
                                         Twenty-sixth day of August, 1997

(SEAL)
                                         /s/ Sandra B. Mortham
                                         ----------------------
                                             Sandra B. Mortham
                                             Secretary of State